Exhibit 10.1

Execution Version

2022 INCREMENTAL AMENDMENT (this “Amendment”) dated as of May 13, 2022, to the Credit Agreement (as defined below) by and among RESTORATION HARDWARE, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and lender (the “2022 Incremental Term Loan Lender”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement referred to below.

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are party to that certain Term Loan Credit Agreement dated as of October 20, 2021  (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower has requested that the 2022 Incremental Term Loan Lender provide, and the 2022 Incremental Term Loan Lender has agreed to provide, an Incremental Term Loan Facility consisting of Incremental Term Loans in an aggregate principal amount of $500,000,000 (the “2022 Incremental Term Loan Facility” and the Incremental Term Loans thereunder, the “2022 Incremental Term Loans”); and

WHEREAS, pursuant to and in accordance with Section 2.15 of the Credit Agreement, the Administrative Agent, the 2022 Incremental Term Loan Lender and the Borrower have agreed to make certain amendments to the Credit Agreement to effect the occurrence of the 2022 Incremental Term Loan Facility thereunder.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. 2022 Incremental Term Loan Facility.
(a)Subject only to the terms and conditions set forth herein, the 2022 Incremental Term Loan Lender agrees to make the 2022 Incremental Term Loans to the Borrower in the principal amount set forth opposite its name on Schedule I attached hereto (each such commitment, a “2022 Incremental Term Loan Commitment”) on the Amendment Effective Date (as defined below). The 2022 Incremental Term Loan Commitment of the 2022 Incremental Term Loan Lender shall automatically terminate in its entirety on the Amendment Effective Date (after giving effect to the funding of the 2022 Incremental Term Loans on such date). All of the parties hereto agree that the 2022 Incremental Term Loans shall be deemed to be “Term Loans” and “Incremental Term Loans” for all purposes of the Credit Agreement and the other Loan Documents and shall (i) be a separate Class from the Initial Term Loans made pursuant to Section 2.01 of the Amended Credit Agreement, (ii) be secured on a pari passu basis with the existing Obligations by the Liens granted to the Administrative Agent for the benefit of the Secured Parties under the Security Documents, (iii) be guaranteed in the same manner and to the same extent by the Loan Parties that guarantee the existing Obligations, (iv) share in mandatory prepayments with the other Term Loans outstanding on the Amendment Effective Date on a pro rata basis and (v) have the same terms as the Initial Term Loans except as otherwise set forth in the Amended Credit Agreement.  The 2022 Incremental Term Loan Facility shall be provided in accordance with, and subject to all of the terms and conditions set forth in, the Amended Credit Agreement (including, without limitation, Section 2.15 thereof).
(b)The 2022 Incremental Term Loan Lender hereby: (i) confirms that a copy of the Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make the 2022 Incremental Term Loans has been made available to such 2022 Incremental Term Loan Lender by the Administrative Agent and, with respect to the other applicable Loan Documents, to the extent requested by such 2022 Incremental Term Loan Lender prior to the date hereof; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent and based on such documents and information as it has deemed appropriate at the time, make its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated under the Credit Agreement and the other applicable Loan Documents, including this Amendment, and make its own decision to enter into this Amendment and to extend credit to the Borrower and the other Loan Parties under the Amended Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Amendment Effective Date the 2022 Incremental Term Loan Lender shall be a “Lender” and “Term Lender”, as applicable, under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.
Section 2.Amendments. The Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.
Section 3.Representations and Warranties. The Borrower hereby represents and warrants that, as of the Amendment Effective Date:
(a)The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of its Organization Documents; (b) conflict with or result in any breach or contravention of, or constitute a default under, or require any payment to be made under (i) any Material Indebtedness, including, without limitation, the ABL Credit Agreement, to which it is a party or affecting it or its properties or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject; (c) result in or require the creation of any Lien upon any of its assets (other than Liens in favor of the Administrative Agent under the Security Documents); or (d) violate any material Law.
(b)This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Section 4.Effectiveness.  The obligation of the 2022 Incremental Term Loan Lender to make the 2022 Incremental Term Loans and this Amendment shall become effective on the date (such date, the “Amendment Effective Date”) that the following conditions have been satisfied:

(a)Consents.  The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by the Borrower, the Administrative Agent and the 2022 Incremental Term Loan Lender;
(b)Notice. The Administrative Agent shall have received a Loan Notice (with such modifications thereto as are necessary to reflect that the 2022 Incremental Term Loans shall be Term SOFR Loans (as defined in the Amended Credit Agreement)) from the Borrower with respect to the borrowings of the 2022 Incremental Term Loans in accordance with Section 2.02 of the Credit Agreement;
(c)Expenses.  The Borrower shall have paid to the Administrative Agent and/or the 2022 Incremental Term Loan Lender all fees and other amounts required to be paid on the Amendment Effective Date, including (i) all reasonable and documented out-of-pocket expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement for which invoices have been presented at least one Business Day prior to the Amendment Effective Date and (ii) all fees required to be paid on the Amendment Effective Date pursuant to (x) that certain engagement letter, dated as of May 10, 2022, between, among others, BofA Securities, Inc. and the Borrower and (y) any “Fee Letter” referred to therein, which such fees and expenses, in each case, may be offset against the proceeds of the 2022 Incremental Term Loans;
(d)Legal Opinion.  The Administrative Agent shall have received a legal opinion from Morrison & Foerster LLP, counsel to the Loan Parties, addressed to the Administrative Agent and the 2022 Incremental Term Loan Lender and in form and substance reasonably satisfactory to the Administrative Agent (it being agreed that a legal opinion in the form substantially similar to such opinions delivered on the Closing Date shall be deemed so satisfactory);
(e)Officer’s Certificate.  The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment Effective Date certifying that, after giving effect to this Amendment and the incurrence of the 2022 Incremental Term Loans, (i) the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (2) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects and (ii) no Default or Event of Default has occurred and is continuing.
(f)Closing Certificates.  The Administrative Agent shall have received such certificates of good standing (to the extent such concept exists) from the applicable secretary of state (or equivalent public official) to the state of organization of each Loan Party (or a certificate from each Loan Party that there have been no changes to the Organization Documents, including all amendments thereto, that were delivered to the Administrative Agent on the Closing Date), certificates or resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party (A) evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents, (B) certifying copies of resolutions or other actions of the board of directors, board of managers or other applicable governing body of such Loan Party (including shareholder resolutions to the extent necessary under applicable law or any Organization Document) approving the entry into this Amendment and the performance of the other Loan Documents and (C) certifying either (1) that there have been no changes to the Organizational

Documents of such Loan Party attached to the certificate delivered pursuant to Section 4.01(a)(iv) of the Credit Agreement) or (2) copies of the Organization Documents of such Loan Party; and
(g)KYC. (x) Upon the reasonable request of the 2022 Incremental Term Loan Lender made at least five (5) Business Days prior to the Amendment Effective Date, the Borrower shall have provided all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act in each case at least two (2) Business Days prior to the Amendment Effective Date and (y) at least two (2) Business Days prior to the Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered, to the 2022 Incremental Term Loan Lender if it so requests at least five (5) Business Days prior to the Amendment Effective Date, a Beneficial Ownership Certification.
Section 5.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of an original executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 6.Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7.Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.  Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (i) the Borrower, on behalf of itself and each other Loan Party, acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Security Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all of its Obligations (including, for the avoidance of doubt, the 2022 Incremental Term Loans made on the Amendment Effective Date) on the terms and conditions set forth in the Security Documents, and hereby confirms and, to the extent necessary, ratifies the security interests granted by it pursuant to the Security Documents to which it is a party and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Guaranty with respect to all of its Obligations (including, for the avoidance of doubt, the 2022 Incremental Term Loans made on the Amendment Effective Date).

This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement, including without limitation for purposes of Sections 10.14 and 10.15 thereof, and from and after the Amendment Effective Date, all references to “the Credit Agreement” in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.  This Amendment shall constitute the notice with respect to the establishment of an Incremental Term Loan Facility required pursuant to Section 2.15 of the Credit Agreement.
Section 8.No Novation.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein.  Nothing implied in this Amendment or in any other document contemplated hereby shall discharge or release the Lien or priority of any Security Document or any other security therefor or otherwise be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents, except, in each case, to any extent modified hereby and except to the extent repaid as provided herein.
Section 9.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

RESTORATION HARDWARE, INC., as Borrower

By:
Name:
Title:

[Signature Page to 2022 Incremental Amendment]

BANK OF AMERICA, N.A.,

as Administrative Agent

By:
Name:
Title:

[Signature Page to 2022 Incremental Amendment]

BANK OF AMERICA, N.A.,

as 2022 Incremental Term Loan Lender

By:
Name:
Title:

[Signature Page to 2022 Incremental Amendment]

Exhibit A

Amended Credit Agreement

Schedule I

Commitments

2022 Incremental Term Loan Lender	2022 Incremental Term Loan Commitment
Bank of America, N.A.	$500,000,000.00
Total	$500,000,000.00